Texas Department of Housing and Community Affairs
MANUFACTURED HOUSING DIVISION
P. O. BOX 12489 Austin, Texas 78711-2489
(800) 500-7074, (512) 475-2200 FAX (512) 475-3506
Pursuant to the Texas Manufactured Housing Standards Act, Chapter 1201 of the Occupations Code
Internet Address: www.tdhca.state.tx.us/mh/index.htm

TEXAS INVENTORY FINANCE SECURITY FORM

The undersigned retailer and creditor-lender have executed a separate security agreement which sets forth the rights and obligations of the two parties in the inventory finance agreement.

This inventory finance security form only applies to the single retail location set forth below. The filing of the inventory finance security form with the Texas Department of Housing and Community Affairs perfects the security interest in all manufactured homes which have been financed by the creditor-lender or for which the creditor-lender has advanced any funds or has incurred any obligation which enabled the retailer to acquire the manufactured home. The filing of the inventory-finance security form also perfects a security interest in all manufactured homes which are hereafter acquired by the retailer for which the creditor-lender has advanced any funds or the incurrence of the obligation, and the creditor-lender is not required to file additional inventory finance security forms.

No provision in the security agreement between the parties to an inventory financing arrangement shall in any way modify, change or supersede the requirements of the rules of the Manufactured Housing Division of the Texas Department of Housing and Community Affairs for the perfection of security interest in the manufactured homes which are in the inventory of a retailer.

Name of Retail Business		TDHCA License #	
Wisdom Homes of America Inc.		36854	
Location	City	State	Zip
4888 FM 2264	Rhome	TX	76078

Signature of Retail Business Agent: [signature]

Name of Creditor-Lender			
Legacy Housing, LTD. Attn. Jeff Burt			
Location	City	State	Zip
4801 Mark IV Parkway	Fort Worth	TX	76106

Signature of Creditor-Lender Agent: [signature]

THE SEPARATE SECURITY AGREEMENT IS DATED: 5/8/2014

THIS FORM IS DATED: 5/8/2014